UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2018

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Britannia Rd., East Mississauga, Ontario, Canada	L4W 4T5

Corporate Center III 4221 W. Boy Scout Blvd., Suite 400 Tampa, Florida, United States	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 313-1732

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 2, 2018, Cott Corporation (the “Company”) issued a press release reporting financial results for the fiscal quarter ended June 30, 2018. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kenneth C. Keller, Jr. has informed the Company’s Board of Directors (the “Board”) of a change in his principal employment responsibilities. Mr. Keller resigned from his position as Chief Portfolio Officer of the Mars Wrigley Confectionary business and has accepted a position as Chief Executive Officer of Peet’s Coffee, a U.S.-based specialty coffee company. In accordance with the Company’s Corporate Governance Guidelines, a director whose principal employment responsibilities change must volunteer to resign from the Board, and Mr. Keller has done so. In light of Mr. Keller’s new role with an industry participant, the Board, with the assistance of its Corporate Governance Committee, decided on August 1, 2018 to accept Mr. Keller’s resignation, effective immediately. Mr. Keller’s resignation is not due to any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

Mr. Keller joined the Board in October 2017. The Company would like to thank Mr. Keller for his contributions to the Board during his tenure.

Item 8.01. Other Events

On August 2, 2018, the Company announced that the Board declared a dividend of US$0.06 per common share, payable in cash on September 5, 2018 to shareowners of record at the close of business on August 22, 2018.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Cott Corporation, dated August 2, 2018 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

August 2, 2018
	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary